SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                   ----------

Filed by the Registrant    |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement    |_|  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Under Rule 14a-12

                                   ----------

                          TURBOSONIC TECHNOLOGIES, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            ____________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:

            ____________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            ____________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:

            ____________________________________________________________________

      (5)   Total fee paid:

            ____________________________________________________________________

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            ____________________________________________________________________

      (2)   Form, Schedule or Registration Statement No.:

            ____________________________________________________________________

      (3)   Filing Party:

            ____________________________________________________________________

      (4)   Date Filed:

            ____________________________________________________________________

                                   ----------

                        Copies of all communications to:
                              Ira I. Roxland, Esq.
                          Sonnenschein Nath & Rosenthal
                           1221 Avenue of the Americas
                            New York, New York 10020
                                 (212) 768-6700

                          TURBOSONIC TECHNOLOGIES, INC.
                         550 Parkside Drive, Suite A-14
                                Waterloo, Ontario
                                 Canada N2L 5V4

                               ------------------

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  STOCKHOLDERS

                                   To Be Held
                                       On
                                December 10, 2002

                               ------------------

Dear Stockholders,

On Tuesday, December 10, 2002, TurboSonic Technologies, Inc. will hold its Annual Meeting of Stockholders at the Waterloo Inn, 475 King Street North, Waterloo, Ontario, Canada. The meeting will begin at 10:00 a.m., local time.

Only stockholders that own shares of common stock at the close of business on November 8, 2002 can vote at this meeting or any adjournment or postponement thereof. The meeting will be held for the following purposes:

      o     To elect eight directors to serve for the ensuing year,

      o     To approve the TurboSonic Technologies, Inc. 2003 Stock Plan,

      o To ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2003, and

      o To transact such other business as may properly come before the meeting.

/s/ Patrick J. Forde

Patrick J. Forde
Secretary

Waterloo, Ontario, Canada
November 12, 2002

--------------------------------------------------------------------------------
Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and promptly return it in the enclosed, self-addressed envelope. No additional postage is required if mailed within the United States. Any stockholder may revoke his or her proxy at any time before this meeting by giving notice in writing to our Secretary, by granting a proxy bearing a later date or by voting in person at the meeting.
--------------------------------------------------------------------------------

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




                          TURBOSONIC TECHNOLOGIES, INC.
                         550 Parkside Drive, Suite A-14
                                Waterloo, Ontario
                                 Canada N2L 5V4

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                              QUESTIONS AND ANSWERS

Q:    WHO IS SOLICITING MY VOTE?

A: This proxy solicitation is being made and paid for by TurboSonic Technologies, Inc.

Q:    WHEN WAS THE PROXY STATEMENT MAILED TO STOCKHOLDERS?

A: This proxy statement was first mailed to our stockholders on or about November 12, 2002.

Q:    WHAT MATTERS AM I VOTING ON?

A:    (1)   The election of nominees to serve on our Board of Directors for the ensuing year;

      (2)   The approval of the TurboSonic Technologies, Inc. 2003 Stock Plan;
            and

      (3) The ratification of the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2003.

Q:    HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A: The Board recommends a vote FOR each of the nominees, a vote FOR the approval of the 2003 Stock Plan and a vote FOR the ratification of Ernst & Young LLP as our independent auditors for fiscal year 2003.

Q:    WHO IS ENTITLED TO VOTE?

A: Stockholders as of the close of business on November 8, 2002 (the record date) are entitled to vote at the meeting.

Q:    HOW DO I VOTE?

A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each of the nominees and FOR the two proposals.

Q:    MAY I REVOKE MY PROXY?

A:    You have the right to revoke your proxy at any time before the meeting by:

      (1) giving written notice to such effect to our Secretary, Patrick J. Forde, at the address shown above;

      (2)   voting in person at the meeting; or

      (3)   returning a later-dated proxy card.

Q:    WHO WILL COUNT THE VOTE?

A: Representatives of our transfer agent, American Stock Transfer & Trust Company, will count the votes.

Q:    IS MY VOTE CONFIDENTIAL?

A: Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to American Stock Transfer & Trust Company and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit American Stock Transfer & Trust Company to tabulate and certify the vote, and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

Q:    HOW MANY SHARES CAN VOTE?

A. As of November 8, 2002, 10,507,250 shares of common stock were issued and outstanding. Every holder of common stock is entitled to one vote for each share held.

Q:    WHAT IS A QUORUM?

A: A majority of shares of our common stock outstanding and entitled to vote on November 8, 2002 constitutes a quorum and must be present at the meeting, in person or by proxy, for the meeting to be held for the transaction of business.

      Directors will be elected by a plurality of the votes cast at the meeting. Approval of each other matter must receive more than 50% of the shares voting on the matter.

      If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. An abstention has the same effect as a vote AGAINST a proposal. Broker non-votes are abstentions by brokers who have proxies that do not have specific voting instructions from their beneficial owners of the shares they hold. Broker non-votes will be counted as part of the quorum. However, broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Q:    WHO CAN ATTEND THE ANNUAL MEETING?

A: All stockholders on November 8, 2002 can attend. If your shares are held through a broker and you would like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will permit you to attend the meeting.

Q:    HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: We do not know of any business to be considered at the meeting other than the proposals described in this proxy statement. If any other business is presented at the meeting, your signed proxy card gives authority to Edward
      F. Spink, our Chairman, and Patrick J. Forde, our Secretary, to vote on such matters at their discretion.

Q:    WHO ARE THE LARGEST PRINICPAL STOCKHOLDERS?

A: As of November 8, 2002, Dr. Donald R. Spink, Sr., and his related entities, beneficially owned 3,306,432 shares (28.5%) of our common stock and Hamon Research-Cottrell beneficially owned 950,000 shares (8.2%) of our common stock. See "Security Ownership."

Q:    WHEN ARE STOCKHOLDER PROPOSALS FOR NEXT YEAR'S MEETING DUE?

A: All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Patrick J. Forde, our Secretary, at the address shown above, prior to July 15, 2003.

                              ELECTION OF DIRECTORS

There are currently five members of the Board. All such members are nominees for election this year: Edward F. Spink, Patrick J. Forde, Richard H. Hurd, Dr. Donald R. Spink, Sr. and Jonathan Lagarenne. In addition, the following three persons are nominated to become members of the Board, fixing its number of members at eight: Frederick G. Berlet, Sean J. McNamara and James R. Thompson.

All directors are elected annually, and serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. If any director is unable to stand for re-election at this meeting, the Board may reduce the Board's size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Edward F. Spink                                              Director since 1997
Age 48

Edward F. Spink served as our President from August 27, 1997, the date upon which Turbotak Technologies and Sonic Environmental Systems were combined to form our company, until June 15, 1999. On that date, the Board elected him our Chairman and Chief Executive Officer. From 1995 to 1997, he was President and a director of Turbotak. Mr. Spink served as Vice President-Operations of Turbotak from 1989 to 1995.

Patrick J. Forde                                             Director since 1997
Age 69

Patrick J. Forde has been our Secretary/Treasurer since August 1997 and became our President on June 15, 1999. Mr. Forde served as our Vice President-Corporate Planning from August 1997 to June 1999. From 1986 to 1997, he was a director of Turbotak. Mr. Forde served as Vice President-Corporate Planning for Turbotak from 1996 to 1997. He was chairman and chief executive officer of Borg Textile Corporation, which manufactures and sells deep-pile fabric to garment producers, from 1982 to 1995. He is president and owner of Glencree Investments, Inc., and serves on the board of several other private companies.

Richard H. Hurd                                              Director since 1993
Age 65

Richard H. Hurd served as our President from August 1993 to August 1997 and as our Treasurer from April 1994 to August 1997. Mr. Hurd has been President and sole owner of RHB Capital Company, Inc., a financial consulting company, since 1987. He is also co-Managing Director of Genuine Article Publishing Group, LLC, a publisher of children's books. He also acts as a Special Assistant to the Treasurer of the State of New Jersey.

Dr. Donald R. Spink, Sr.                                     Director since 1997
Age 79

Dr. Donald R. Spink, Sr. served as our Chairman from August 27, 1997 until June 15, 1999. He continues to serve as a director and has agreed to provide us with technical advice. Prior thereto and from 1976 he was chairman of Turbotak.

Jonathan R. Lagarenne                                        Director since 2001
Age 42

Jonathan R. Lagarenne joined the Board in August 2001. He is presently Chief Executive Officer of Hamon Corporation, which provides engineering, manufacturing and contracting of cooling systems, process heat exchanges, chimneys, air pollution control, and heat recovery equipment for power and energy-intensive industries. He previously held the positions of Chief Operating Officer and General Counsel of Hamon from July 1998 to May 2000. He held the position of Vice President of Research-Cottrell from 1995 to July 1998.

Frederick G. Berlet                                     Nominee for Directorship
Age 74

Frederick G. Berlet has served as President of S.W.O. Management Consultants since 1967. Between 1960 and 1994 he also held several positions with Fleck Manufacturing Inc., a major auto parts manufacturing company, including its Deputy Chairman, President and Chief Executive Officer. He is a Certified Management Accountant (CMA) and has served on numerous boards of directors of private and public companies. He is currently a director of Timberland Ltd., a specialty hoist and winch manufacturing company. He is also involved with several charitable organizations. Since 1997 he has been an advisor to our Board.

Sean J. McNamara                                        Nominee for Directorship
Age 60

Sean J. McNamara has served as Executive Vice President of financial services for EDS Canada, an information technology service company, since September 1999. As an independent consultant within the financial services industry for five years prior to his EDS appointment, he worked with many companies, including Davis and Henderson, Discover Financial Services, EDS Systemhouse, ScotiaBank and TD Bank. He was an expert advisor to the Competition Bureau of Canada on proposed bank mergers in 1998 and the Canada Trust/TD Bank merger in 1999. From 1991 to 1994, he was Senior VP and Chief General Manager of American Express Bank of Canada where he arranged for American Express' entry into Interac Association, an organization linking enterprises that have proprietary networks so that they may communicate with each other for the purpose of exchanging electronic financial transactions. He also arranged for American Express' entry into the Canadian Payments Association. In addition to sitting on various boards of directors, and being involved with several charitable organizations, he was a founding director of Interac, VISA Canada, and MasterCard Canada. Since 1997 he has been an advisor to our Board.

James R. Thompson                                       Nominee for Directorship
Age 52

James R. Thompson is the founder and, since 1992, the Chief Executive Officer of TAII, now Talo Analytic International, Inc., a consulting company specializing in business and technical issues related to the forest products, basic steel, chemical and other heavy industries. In addition to being consulted by the U.S. Senate Anti-trust Committee concerning mergers in the forest products industry, he has served as an expert witness in multi-million dollar disputes. Since 2001 he has been an advisor to our Board. He has also been an advisory board member and the paper industry business issues editor of Solutions Magazine, since 2000. Mr. Thompson filed for personal bankruptcy in May 2001, as the result of liabilities incurred while convalescing from a medical condition.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

                         APPROVAL OF THE 2003 STOCK PLAN

Introduction

On October 25, 2002, the Board approved the TurboSonic Technologies, Inc. 2003 Stock Plan, subject to stockholder approval. The 2003 Stock Plan is in addition to the TurboSonic Technologies, Inc. 2000 Stock Plan, under which awards may continue to be granted. Stockholders are being asked to approve the 2003 Stock Plan. This approval is necessary, among other reasons, to allow us to grant stock options which qualify as "incentive stock options" under the Internal Revenue Code of 1986 ("Code"). This approval is also necessary to ensure that performance-based compensation earned by and paid to certain of our executive officers pursuant to stock options and stock awards granted under the 2003 Stock Plan ("Awards") will be eligible for an exemption to the limitations on deductibility of compensation by us for United States federal income tax purposes under Code Section 162(m). A full copy of the 2003 Stock Plan is attached as Exhibit A. The material features of the 2003 Stock Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the 2003 Stock Plan.

Purpose

The 2003 Stock Plan is intended to encourage key employees, officers, directors, and consultants to promote the objectives and success of our company by providing opportunities to participate in the ownership of our company and our future growth.

Administration

The 2003 Stock Plan will be administered by a committee of the Board. To the extent the Board considers it desirable for Awards to qualify for a performance-based exception under Code Section 162(m) or to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, the committee will be comprised solely of two or more directors who qualify as outside directors for purposes of Code Section 162(m) and as non-employee directors for purposes of Rule 16b-3. Subject to the terms of the 2003 Stock Plan, the committee has full power and discretion:

      o     to select those persons to whom Awards will be granted;

      o     to determine the time at which Awards will be granted;

      o     to determine the exercise price of options;

      o     to determine whether options will be incentive stock options;

      o to determine and extend the time period during which options may be extended;

      o     to determine what restrictions will be imposed upon Awards;

      o to construe and interpret the 2003 Stock Plan and any award agreement;

      o to make all determinations necessary or advisable for administration of the 2003 Stock Plan;

      o to prescribe, amend, suspend, waive and rescind rules and regulations for the administration of the 2003 Stock Plan (which may be different for grantees in different countries);

      o to determine the terms and conditions applicable to each Award (including, but not limited to, vesting schedule);

      o     to offer to exchange or buy out Awards;

      o to amend Award agreements (unless such amendment alters or impairs the rights of a grantee);

      o to cancel Awards and substitute new Awards therefore (with a grantee's consent);

      o to impose additional terms and conditions upon grant, exercise or retention of Awards;

      o to make adjustments in terms and conditions of Awards in response to unusual or nonrecurring events or in response to changes in applicable laws;

      o     to correct any defect or supply any omission;

      o to take any acts it deems necessary or advisable to administer the 2003 Stock Plan and, subject to certain exceptions, to amend, alter or discontinue the 2003 Stock Plan.

Eligibility and Participation

The 2003 Stock Plan provides for Awards to employees, officers, directors and consultants of our company or any parent or subsidiary. Some Awards may be provided to officers and others who are deemed by us to be "insiders" for purposes of Section 16 of the Securities Exchange Act of 1934. As of November 8, 2002, we had approximately 31 employees and officers, and management estimates that up to 100% may be granted Awards under the 2003 Stock Plan. If the nominees for election named in this proxy statement are elected, eight directors will qualify for Awards under the 2003 Stock Plan, and management estimates that all will be granted Awards under the 2003 Stock Plan.

The committee may make Award grants to eligible grantees in its discretion, subject to the limits on Awards.

Offering of Common Stock

Under the terms of the 2003 Stock Plan, 500,000 shares of our common stock will be available for delivery in settlement of Awards.

The common stock delivered to settle Awards under the 2003 Stock Plan may be authorized and unissued shares or treasury shares. If any Award is expired or terminated or ceases to be exercisable, the shares subject to such Award will again be available for grant under the 2003 Stock Plan.

As of November 8, 2002, options to purchase a total of 749,500 shares of common stock had been granted under our 2000 Stock Plan to our employees, directors and advisers. An additional 500 shares of common stock are available for future award grants under our 2000 Stock Plan. At October 25, 2002, the last reported sale price of our common stock on the OTC Bulletin Board was $0.35 per share.

If a dividend, forward or reverse stock split, or other stock or extraordinary cash distribution affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of grantees, the committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be granted in connection with Awards (whether or not then outstanding) and the exercise price or grant price relating to an Award. If a consolidation, sale of substantially all assets, reorganization, merger, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities or other rights to purchase shares of our common stock or other securities affects the shares, the committee will take such action as it deems appropriate out of the following: substitute options for consideration paid to stockholders, substitute options for shares in the surviving corporation or other securities deemed appropriate by the Board, accelerate vesting, or provide cash payment for Awards. If a recapitalization or reorganization affects our common stock, grantees will be entitled to receive the securities he or she would have received upon exercise prior to such recapitalization or reorganization.

Limits on Awards

The 2003 Stock Plan contains several limits on the number and value of shares that may be issued as Awards. To the extent the committee determines that compliance with the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable, Awards may not be granted to any individual for an aggregate number of shares of our common stock in any fiscal year that exceeds 200,000 shares of our common stock (subject to adjustment).

Summary of Awards Under the 2003 Stock Plan
(Including What Rights As A Stockholder, If Any, Are Entailed By An Award)

The 2003 Stock Plan permits the granting of any or all of the following types of Awards to all grantees: (i) stock options including incentive stock options ("ISOs"); (ii) restricted stock; and (iii) unrestricted shares of common stock. Generally, Awards under the 2003 Stock Plan are granted for no consideration other than prior and future services.

      (i) Stock Options. The committee is authorized to grant stock options, including ISOs. A stock option allows a grantee to purchase a specified number of shares at a predetermined price during a fixed period measured from the date of grant. The purchase price per share of stock subject to a stock option is determined by the committee. The purchase price for an incentive stock option cannot be less than the fair market value of a share on the grant date. The purchase price for a non-qualified stock option cannot be less than par value of the shares. The term of each option is fixed by the committee, except the term of an ISO, which is limited to ten years (five years for 10% owners of our company). Such Awards are exercisable in whole or in part at such time or times as determined by the committee. Options may be exercised by payment of the purchase price in cash or, at the committee's discretion, stock held by the grantee for more than six months or from cash proceeds from the sale of stock received upon exercise.

      (ii) Restricted Stock. The committee may award restricted stock consisting of shares which may not be disposed of by grantees until certain restrictions established by the committee lapse. The committee will establish the purchase price for grants of restricted stock, which may not be less than par value of a share. A grantee receiving restricted stock will have all of the rights of a stockholder of our company, including the right to vote the shares and the right to receive any dividends (such dividends will be deferred and reinvested in additional restricted shares subject to the same restrictions and other terms as the related restricted stock Award), unless the committee otherwise determines. Upon termination of employment during the restriction period, restricted stock will be forfeited subject to such exceptions, if any, as are authorized by the committee.

      (iii) Awards of Shares of Common Stock. The committee may grant Awards of shares, which entitle a grantee to a certain number of shares of common stock, as a bonus or as additional compensation as determined by the committee.

Performance Goals. The committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of Awards being granted or becoming exercisable or payable under the 2003 Stock Plan, or as a condition to accelerating the timing of such events. The committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals.

Payment. The committee may condition the payment of an Award on the withholding of taxes required to satisfy our minimum federal, state, local and foreign withholding obligations and may provide that a portion of the stock will be withheld to satisfy such tax obligations.

Transfer Limitations on Awards. Awards granted under the 2003 Stock Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. Non-qualified stock options may also be transferred pursuant to a valid domestic relations order. Each Award will be exercisable during the grantee's lifetime only by the grantee or, if permitted under applicable law, by the grantee's guardian or legal representative.

Amendment To and Termination Of The 2003 Stock Plan

The 2003 Stock Plan may be amended or terminated by the Board without further stockholder approval, except that stockholder approval is required if any applicable federal or state law or regulation or rules of any stock exchange on which our shares are listed or quoted so requires. The Board may also determine, in its discretion, to submit other amendments or alterations to stockholders for approval.

In addition, subject to the terms of the 2003 Stock Plan, no amendment or termination of the 2003 Stock Plan may alter or impair the right of a grantee under any Award granted under the 2003 Stock Plan.

Unless earlier terminated by the Board, the 2003 Stock Plan will expire on October 25, 2012.

United States Federal Income Tax Consequences

We believe that under present law the following are the United States federal tax consequences generally arising with respect to Awards granted under the 2003 Stock Plan. This summary is for stockholder informative purposes and is not intended to provide tax advice to grantees. This summary does not address the effect of foreign, including Canadian, tax law to the grantee or our company.

The grant of an option will create no tax consequences for the grantee or us. The grantee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and we will receive no deduction at the time. Upon exercising an option other than an ISO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable stock acquired on the date of exercise. In the case of options other than ISOs, we will be entitled to a deduction for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired upon the exercise of an option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to us in connection with a disposition of shares acquired pursuant to an option except that we will be entitled to a deduction (and the grantee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied. Different tax rules apply with respect to grantees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, when they sell stock in a transaction deemed to be a nonexempt purchase under that statute.

With respect to other Awards granted under the 2003 Stock Plan that may be settled in stock that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received less the amount paid, if any. We will be entitled to a deduction for the same amount. With respect to Awards involving stock that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, less the amount paid, if any. We will be entitled to a deduction for the same amount. In certain circumstances, a grantee may elect to be taxed at the time of receipt of shares on the excess of the fair market value of the shares less the purchase price, if any, rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture.

The foregoing provides only a general description of the application of federal income tax laws to certain types of Awards under the 2003 Stock Plan. The summary does not address the effects of foreign (including Canadian), state and local tax laws. Because of the variety of Awards that may be made under the 2003 Stock Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

New Plan Benefits

      It is not possible to determine how many discretionary grants, nor what types, will be made in the future to grantees. It is also not possible to determine how many discretionary grants will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of our common stock that will be distributed to grantees.

Vote Required

      Adoption of the proposal to approve the 2003 Stock Plan requires an affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2003 STOCK PLAN.

                      RATIFICATION OF INDEPENDENT AUDITORS

Our Audit Committee has recommended, and the Board has appointed, Ernst & Young LLP as our independent auditors for the 2003 fiscal year (July 1, 2002 through June 30, 2003) subject to stockholders' ratification.

Audit services provided by Ernst & Young during fiscal 2002 included an audit of our financial statements. Ernst & Young reviewed our Annual Report on Form 10-K filed with the Securities and Exchange Commission and certain other filings that we made with the SEC and certain other government agencies. Ernst & Young has unrestricted access to the Audit Committee to discuss audit findings and other financial matters.

A representative of Ernst & Young LLP is expected to attend the meeting. He or she will have the opportunity to speak at the meeting if he or she wishes and will also respond to appropriate questions.

                Fees billed by Ernst & Young LLP for fiscal 2002

     Audit Fees..........................................     $      44,765

     Financial Information System Design
       and Implementation Fees...........................                 0

     All other fees (1)..................................     $      17,474
     ------------------
     (1) Included in "All other fees" are fees for consultation on accounting and financial reporting matters and tax services.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLC AS OUR INDEPENDENT AUDITORS FOR FISCAL 2003.

                        STATEMENT OF CORPORATE GOVERNANCE

Our business is managed under the direction of the Board of Directors. The Board delegates the conduct of business to our senior management team.

The Board usually meets three to four times a year in regularly scheduled meetings. It may meet more often if necessary. The Board held three meetings in fiscal 2002, at which all Directors were present. The Chairman usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings. Board members may raise other matters at the meetings.

The Board considers all major decisions. The Board has established two standing committees, an Audit Committee and a Compensation Committee. The Audit Committee, whose duties and responsibilities are described below, and which is composed of Messrs. Forde, Hurd and Lagarenne, held four meetings in fiscal 2002, at which all members were present. Mr. Forde is not "independent," as such term is defined in Rule 4200(a)(15) of the NASD's listing standards.

The Compensation Committee is responsible for oversight and administration of executive compensation. The Compensation Committee, which is composed of Messrs. Donald Spink and Forde, held one meeting in fiscal 2002.

                            REPORT OF AUDIT COMMITTEE

The Audit Committee operates pursuant to a charter, which reflects standards enunciated in SEC and Nasdaq Stock Market rules and regulations.

      o The Audit Committee is charged with monitoring the preparation of annual financial reports by TurboSonic's management, including discussions with management and outside auditors about draft annual financial statements and significant accounting and reporting matters;

      o The Audit Committee is responsible for matters concerning TurboSonic's relationship with its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to TurboSonic; and determining whether the outside auditors are independent (based in part of the annual letter provided to TurboSonic pursuant to Independence Standards Board Standard No. 1); and

      o The Audit Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter.

In overseeing the preparation of TurboSonic's financial statements, the Audit Committee met with both management and outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. TurboSonic's management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted principles, and the Audit Committee discussed the statements with both management and outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to TurboSonic's outside auditors, the Audit Committee, among other things, discussed with Ernst & Young LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Discussions with Audit Committee).

On the basis of these reviews and discussions, the Audit Committee recommended to TurboSonic's Board that it approve the inclusion of TurboSonic's audited financial statements in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002.

September 25, 2002

THE AUDIT COMMITTEE

Patrick J. Forde, Chairman
Richard H. Hurd
Jonathan R. Lagarenne

                             EXECUTIVE COMPENSATION

Summary Compensation

Set forth below is the aggregate compensation paid to Edward F. Spink, our Chief Executive Officer, during the fiscal years ended June 30, 2002, 2001 and 2000. No other executive officer received compensation exceeding $100,000 during the fiscal year ended June 30, 2002.

                                                                                            Long Term Compensation
                                                         Annual Compensation                        Awards
                                              ------------------------------------------    -----------------------
                                 Year                                    Other Annual          Shares Underlying
                                 Ended                                   Compensation              Number of
 Name and Principal Position     June 30,     Salary        Bonus           (1)(2)                  Options
 ---------------------------     ---------    --------    -----------   ----------------    -----------------------
 Edward F. Spink                 2002         $63,752        $ --             $10,671                 10,000

         CEO                     2001         $65,821        $ --             $36,509                 10,000

                                 2000         $67,797        $ --             $11,156                 50,000

(1) Effective July 1, 2002 Mr. Spink's compensation was revised to $115,400 of salary, together with a $20,000 bonus to be based upon meeting the earnings before tax target in our 2003 business plan. The bonus will be adjusted downward pro-rata based upon the actual earnings before tax to the plan. Should the plan be exceeded, Mr. Spink will receive 10% of the earnings before tax so generated.

(2) Effective July 1, 1999, Mr. Spink's compensation was revised to include a sales commission on Scrubber System sales rather than the previous discretionary bonus.

Option Grants in Fiscal 2002

                          Number of Shares
                         Underlying Options          % of Total Options       Exercise         Expiration
                               Granted              Granted to Employees        Price             Date
                       ------------------------    -----------------------    ----------    -----------------
Edward F. Spink                10,000                      12.5%              $ 0.8000       July 30, 2006

Edward F. Spink                10,000                      12.5%              $ 0.4500        Jun 30, 2007

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Values

                                                               Number of Securities           Value of Unexercised
                                                              Underlying Unexercised          In-the-Money Options
                      Number of Shares         Value          Options or Warrants at              And Warrants
                     Acquired on Exercise    Received            Fiscal Year End               at Fiscal Year End
                     --------------------  ------------     ---------------------------    ---------------------------
                                                            Exercisable   Unexercisable    Exercisable   Unexercisable
                                                            -----------   -------------    -----------   -------------
     Edward F.
       Spink                 0                 $0.00           36,000        34,000           $2,600         $2,400


Compensation of Directors

All directors receive $500 for each board meeting attended. Non-employee directors receive reimbursement for out-of-pocket expenses for each board meeting attended. Richard Hurd, a non-employee director of our company, received $24,000 for the year ended June 30, 2002 for services provided to our company. During fiscal 2002, we granted our directors options to purchase an aggregate of 100,000 shares of common stock, in recognition of their contributions in the fiscal years 2002 and 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Edward F. Spink is Dr. Donald R. Spink, Sr.'s son.

On October 21, 1998 and January 4, 1999, Mr. Donald Spink and Mr. Patrick Forde, respectively, lent the Company an aggregate of $130,190. These loans are repayable two years from the date of the loans, bore interest at 10% per annum and were, and continue to be collateralized by a lien upon and security interest in substantially all of the Company's assets. As an inducement to advance these sums to the Company, Mr. Donald Spink, and Mr. Patrick Forde were granted warrants to purchase an aggregate of 200,000 shares of the Company's common stock at an initial exercise price of $0.50 through October 31, 2000, increasing to $0.75 thereafter through October 31, 2002 and to $1.00 thereafter through October 31, 2003, respectively. The warrants, whose initial exercise price was greater than the market price of the Company's common stock on the date such warrants were granted, expire on the earlier of October 31, 2003 or 30 days after our common stock has closed at a price per share above $1.50 for 10 consecutive trading days on the OTC Bulletin Board. On July 10, 2000, the loan and warrant agreements between the Company and Dr. Spink and Mr. Forde were amended to extend the repayment of the loans to three years from the date of the loans. The warrants originally issued to them were amended by extending the various exercise dates by one year and the "...10 consecutive trading days ..." to 30 days. As an inducement to agree to such amendments, the Company issued additional warrants to purchase an aggregate of 200,000 shares of its common stock at an exercise price of $0.5625 per share, being equal to the then market price of the Company's common stock, to Dr. Spink and Mr. Forde. These warrants, which have the same terms as the original warrants, are exercisable through October 20, 2003.


                               SECURITY OWNERSHIP

The following table sets forth, as of November 8, 2002, the shares of our common stock owned by each person who, to our knowledge, is the holder of 5% or more of our common stock, by each of our directors, by each nominee and by all executive officers and directors as a group.

Name and Address of Beneficial Owner or Identity of      Number of Shares Beneficially         Approximate
Group                                                    Owned (1)(2)                          Percentage of Class
-----------------------------------------------------    ----------------------------------    -----------------------
Dr. Donald R. Spink, Sr.*                                      3,306,432 (3)(6)(7)(8)(10)                28.5%

Edward F. Spink*                                                 483,838 (8)(9)(10)                       4.2%

Patrick J. Forde*                                                889,158 (4)(6)(7)(8)(10)                 7.7%

Richard H. Hurd**                                                131,938 (5)(8)(10)                       1.1%

Jonathan R. Lagarenne***                                               0                                  0.0%

Hamon Research-Cottrell, Inc.***                                 950,000                                  8.2%

Frederick G. Berlet*                                             361,010 (6)(7)(8)(10)                    3.1%

Sean J. McNamara*                                                 67,803 (8)(10)                          0.6%

James R. Thompson*                                                1,000                                   0.0%

All executive officers and directors as a group (9
persons)                                                       5,447,041 (2)-(12)                        47.0%
----------------------------------------------------------------------------------------------------------------------

----------
* c/o TurboSonic Technologies, Inc., 550 Parkside Drive, Suite A-14, Waterloo, Ontario N2L 5V4, Canada.

** c/o TurboSonic Technologies, Inc., 11 Melanie Lane, Unit 22A, East Hanover, NJ 07936.

***   c/o Hamon Corporation, 58-72 East Main Street, Somerville, NJ 08876.

(1) Unless otherwise indicated, all persons named below have sole voting and investment power over listed shares.

(2) Includes shares of TurboSonic Canada Inc. which by their terms are convertible at any time into a like number of shares of our common stock ("TurboSonic Canada Shares").

(3) Includes 2,762,687 TurboSonic Canada Shares owned by Canadian numbered corporation, over which shares Dr. Spink exercises voting control.

(4) Includes 507,642 TurboSonic Canada Shares owned by the Patrick and Joan Forde Family Trust.

(5) Includes 1,195 shares owned by Mr. Hurd's spouse, as to which Mr. Hurd disclaims any beneficial ownership.

(6) Includes warrants for each of Dr. Donald Spink and Mr. Frederick Berlet to purchase 100,000 shares of our common stock at a current exercise price of $0.75 through October 21, 2003, and at $1.00 thereafter through October 21, 2004, and for Mr. Patrick Forde to purchase 100,000 shares at a current price of $0.75 through January 1, 2004 and thereafter at $1.00 through January 1, 2005.

(7) Includes warrants for each of Dr. Donald Spink and Mr. Frederick Berlet to purchase 100,000 shares of our common stock at a current exercise price of $0.5625 through October 31, 2003, and for Mr. Patrick Forde to purchase 100,000 shares through January 1, 2004.

(8) Includes 10,000 shares issuable upon exercise of an option expiring in October 15, 2005 at an exercise price of $0.40, which option was granted to directors and advisers pursuant to our 2000 Stock Option Plan.

(9) Includes 16,000 shares issuable upon exercise of an option expiring in October 15, 2006 at an exercise price of $0.40, which option was granted to employees pursuant to our 2000 Stock Option Plan.

(10) Includes 10,000 shares issuable upon exercise of an option expiring in October 15,2006 at an exercise price of $0.5625, which option was granted to directors and advisers pursuant to our 2000 Stock Option Plan.

(11) Includes 48,000 shares issuable upon exercise of an option expiring in October 15, 2006 at an exercise price of $0.40, which option was granted to employees pursuant to our 2000 Stock Option Plan.

(12) Includes 93,067 shares owned by the spouse of an executive officer, as to which the executive officer disclaims any beneficial ownership.

During 2002, we entered into an agreement to form a strategic alliance with Hamon Research-Cottrell, Inc. ["Hamon"]. As part of the agreement, Hamon acquired directly from us 500,000 shares of TurboSonic common stock, representing an approximate 4.7% equity interest at $1.00 U.S. per share. Certain of TurboSonic's shareholders, including officers and directors, granted options to Hamon to acquire control of TurboSonic from these shareholders at prices ranging from $1.80 to $2.50 per share. These options are exercisable only in the event that Hamon initiates a tender offer for TurboSonic's common stock.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

                                   Number of Securities to          Weighted average -
                                   be issued upon exercise           exercise price of          Number of securities
                                   of outstanding options,         outstanding options,        remaining available for
     Plan Category                   warrants and rights            warrants and rights            future issuance
     -------------------------    ---------------------------    --------------------------   --------------------------
     Equity compensation
     plans approved by
     security holders                         --                            --                           --

     Equity compensation
     plans not approved by
     security holders                     1,542,250                       $0.563                         500
                                  ---------------------------    --------------------------   --------------------------

                        Total             1,542,250                       $0.563                         500
                                  ---------------------------    --------------------------   --------------------------

We instituted the 2000 stock plan with the express purpose of encouraging our key employees, as well as other individuals who render services to our company, by providing opportunities to participate in the ownership of our company. The 2000 stock plan provides for the grant of options as non-qualified options, awards of capital stock in our company and opportunities to make direct purchases of capital stock in our company. Collectively, these are referred to as stock rights.

The 2000 stock plan, adopted on February 9, 2000, is administered by the Board, which determines to whom such stock rights may be granted, at which times the stock rights shall be granted and the time or times when each option shall become exercisable and the duration of the exercise period. The exercise price per each non-qualified option granted under the 2000 stock plan shall be not less than the fair market value per share of common stock on the date of such grant. The stock, subject to stock rights, shall be authorized but unissued shares of our common stock or shares of common stock reacquired by our company in any manner. The aggregate number of shares that may be issued, pursuant to the 2000 stock plan, is 750,000, subject to certain adjustments.

On February 9, 2000, a total of 500,000 options were granted at that date to all full-time employees at an exercise price of $0.40 and an expiry date of October 15, 2006, provided that 20% of the total number of shares covered by an option granted to employees under the 2000 stock plan would be exercisable each year on a cumulative basis over a five year period, and provided that our annual business plan targets with regard to revenue and net operating income were met for each preceding fiscal year. However, the Board retained the right at its sole discretion to allow exercise of all or a portion of the shares granted if the corporate targets were not met. During the third quarter of fiscal 2001, the 2000 stock plan was amended. The amendment to the 2000 stock plan provided that the 500,000 options shall be exercisable commencing on October 15, 2004. If the business targets are met, the options are exercisable at earlier periods. The amendment to the 2000 stock plan has changed it to a non-variable plan by fixing the number of options. In July 2000, the Board waived the business plan target requirement relative to fiscal 2000 for the options so granted to the employees. These options became exercisable on October 15, 2000.

On February 9, 2000, a total of seven of our directors and advisers were granted options to purchase 10,000 common shares each at an exercise price of $0.40 and expire on October 15, 2005. These options were also tied to meeting our business plan targets. In July 2000, the Board waived the business plan target requirement relative to fiscal 2000 for the options so granted to the directors and advisers. These options became exercisable on October 15, 2000.

On July 10, 2000, a total of seven of our directors and advisers were granted options to purchase 10,000 common shares each at an exercise price of $0.5625. Subsequent to June 30, 2001, the Board confirmed that the business plan target requirement was met relative to fiscal 2001 for the options so granted to the employees, directors and advisers. These options became exercisable immediately. The employee and the director/adviser options expire on October 15, 2006.

In July and December 2001, a total of eight of our directors and advisers were granted options to purchase 10,000 common shares each at an exercise price of $0.80. The options expire five years from the grant date, and vest on July 30, 2006.

In June 2002 eight of our directors and advisers were granted options to purchase 10,000 common shares each at an exercise price of $0.45. The options expire five years from the grant date, and vest on June 30, 2005. If certain business plan targets are met, the options are exercisable on June 30, 2003.

In 1998, as an inducement to advance loans by two directors, and two stockholders, the lenders were granted detachable warrants to purchase an aggregate of 400,000 of our common shares on terms that were subsequently modified as disclosed below.

On July 10, 2000, officers, directors and stockholders agreed to extend the maturity dates of their respective loans by an additional year. As an inducement to extend the maturity dates of the loans, we modified the exercise price of the detachable stock purchase warrants as follows: for three years after the initial date of the respective loan at a price of $0.50 per share, for a period of two years following the initial three year period at a price of $0.75 per share and for an additional period of one year at a price of $1.00. Additionally, warrants to acquire another 400,000 common shares were granted in aggregate to the lenders, at a price of $0.5625 per share, commencing on the first day of the extension of their loan for a period of two years. The expiry of both sets of warrants is now stated to be the earlier of the specified expiry date or ninety days after the date that shares of our common stock have closed at a trading price above $1.50 for 30 consecutive trading days.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the SEC regulation to furnish our company with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no such forms were required for those persons, we believe that during the fiscal year ended June 30, 2002, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Edward Spink, Patrick Forde, Dr. Donald Spink, Richard Hurd, David Hobson, Ronald Berube, Egbert van Everdingen and Robert Allan each failed to file on a timely basis two Form 4s reflecting one transaction each, Edward Spink failed to file on a timely basis one Form 4 reflecting two transactions and Jonathan Lagarenne failed to file on a timely basis a Form 3.

                                  OTHER MATTERS

The Board knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                     [This page is left intentionally blank]

                                    EXHIBIT A

                          TURBOSONIC TECHNOLOGIES, INC.

                                 2003 STOCK PLAN

1.    Purpose.

      The purpose of the TurboSonic Technologies, Inc. 2003 Stock Plan (the "Plan") is to encourage key employees of TurboSonic Technologies, Inc. (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations"), as well as other individuals who render services to the Company or a Related Corporation, to promote the objectives and success of the Company by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of capital stock in the Company ("Awards"); and (d) opportunities to make direct purchases of capital stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in
      Section 424 of the Code.

2.    Administration of the Plan.

      (a) Board or Committee Administration. The Plan shall be administered by a Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee, to the extent the Board considers it desirable for transactions relating to Stock Rights to qualify for an exemption under Code Section 162(m) or to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any successor provision ("Rule 16b-3"), shall be comprised of two or more directors who, to the extent required by Rule 16b-3 or Code Section 162(m), shall be "non-employee directors" within the meaning of Rule 16b-3 or "outside directors" within the meaning of Code Section 162(m) as applicable. All references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (in addition to powers specifically authorized elsewhere in this Plan):

            (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted;

            (ii) determine the time or times at which Options or Awards shall be granted or Purchases made;

            (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6;

            (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option;

            (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

            (vi) determine and extend the period during which outstanding Options may be exercised (subject to paragraph 7);

            (vii) determine whether restrictions are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any;

           (viii) construe and interpret the Plan and make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

            (ix) prescribe, amend, suspend, waive and rescind rules and regulations relating to the Plan, including rules with respect to the exercisablity and non-forfeitability of Stock Rights upon the termination of employment or cessation of service as a Board member, which rules and regulations may be different for Participants in different countries;

            (x) grant Stock Rights to Participants in any number, and to determine the terms and conditions applicable to each Stock Right (including the number of shares or the amount of cash or other property to which a Stock Right will relate, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Stock Right or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or Related Corporations and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

            (xi) offer to exchange or buy out any previously granted Stock Right for a payment in cash, Common Stock or other Stock Right;

            (xii) determine the terms and conditions of all Award Agreements applicable to Participants (which need not be identical) and, to amend any such Award Agreement at any time, to the extent permitted by the Plan, provided, however, that a Participant's consent will be required for any change which alters or materially impairs the his or her rights as a Participant;

           (xiii) cancel, with the consent of the Participant, outstanding Stock Rights and to grant new Stock Rights in substitution therefor;

            (xiv) impose such additional terms and conditions upon the grant, exercise or retention of Stock Rights as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Stock Rights which may from time to time be exercised by a Participant;

            (xv) make adjustments in the terms and conditions of, and the criteria of, Stock Rights in recognition of unusual or nonrecurring events (including events described in paragraph
                  13) affecting the Company or a Related Corporation or the financial statements of the Company or a Related Corporation, or, in response to changes in applicable laws, regulations or accounting principles (provided, however, that in no event shall such adjustment increase the value of a Stock Right for a person expected to be a covered person under Code Section 162(m) for whom the Committee desires to have the exemption under Rule 162(m) apply);

            (xvi) correct any defect or supply any omission or reconcile any inconsistency;

           (xvii) construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to a Stock Right under the Plan; and

          (xviii) take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

           Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, Related Corporations, any Participant, any person claiming any rights under the Plan from or through any Participant, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Corporation the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

      (b) Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan, in each case, as the Board deems appropriate to permit transactions pursuant to the Plan to satisfy such conditions of Rule 16b-3 or Code Section 162(m) as then in effect.

      (c) Grant of Stock Rights to Board Members. Subject to the provisions of the first sentence of paragraph 3 above, if applicable, Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of the first sentence of Paragraph 2(a) above, members of the Board who either
            (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

      (d) Exculpation. No member of the Board shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Stock Rights under the Plan, provided that this subparagraph 2(d) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and/or (iv) any transaction from which the member derived an improper personal benefit.

      (e) Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Stock Rights thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

      (f)   Compliance with Section 162(m) of the Code.

            (i) Section 162(m) Compliance. All Awards granted to persons the Committee believes likely to be covered employees under Code
                  Section 162(m) may, to the extent the Board considers it desirable, comply with the requirements of the performance-based exception under Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Stock Right or Stock Rights available under the Plan, the Committee may, subject to this Section 2(f), make any adjustments to such Stock Rights as it deems appropriate.

            (ii) Annual Individual Limitations. During any fiscal year, no Participant may be granted Stock Rights with respect to more than 40% of the shares of Common Stock reserved for issuance pursuant to Section 4(a), subject to adjustment as provided in paragraph 13.

      (g)   Compliance with Rule 16b-3.

            (i) Six-Month Holding Period Advice. Unless a Participant could otherwise dispose of or exercise a derivative security or dispose of shares of Common Stock delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Participant to comply with the following in order to avoid incurring liability under Section 16(b): (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) shares of Common Stock granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of a Stock Right.

            (ii) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Stock Right does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

3.    Eligible Employees and Others.

      ISOs may be granted only to employees of the Company or any subsidiary corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) ("Subsidiary") at the time of the determination. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify such individual from, participation in any other grant of Stock Rights. Any of the prior described individuals in this paragraph 3 are referred to in this Plan as a "Participant".

4.    Stock Rights.

      (a) Number of Shares Subject to Rights. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $.10 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be delivered pursuant to the Plan is 500,000, subject to adjustment as provided in paragraph 13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan.

      (b) Nature of Awards. In addition to ISOs and Non-Qualified Options, the Committee may grant or award other Stock Rights, as follows:

            (i) Purchases. Participants may be granted the right to purchase Common Stock, subject to such restrictions as may be specified by the Committee ("Restricted Shares"). Such restrictions may include, but are not limited to, the requirement of continued employment with the Company or a Related Corporation and achievement of performance objectives.

                  (A) Purchase Price. The Committee shall determine the purchase price of the Restricted Shares (which, except for treasury shares, shall be at least the par value of a share of Common Stock for each Restricted Share), the nature of the restrictions and the performance objectives, and acceleration of vesting, all of which shall be set forth in the Award Agreement relating to each right awarded to purchase Restricted Shares. The payment of the purchase price of the Restricted Shares shall be made in cash or check, in full by the Participant before the delivery of the shares of Common Stock and in any event no later than 3 business days after the grant date for such Restricted Shares.

                  (B) Effect of Forfeiture. If Restricted Shares are forfeited, and if the Participant was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Participant shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Participant for such Restricted Shares, or
                        (y) the Fair Market Value of a Share on the date of such forfeiture, multiplied by the number of Restricted Shares forfeited. The Company shall pay to the Participant the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Participant thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Participant accepts the Company's tender of payment for such Restricted Shares.

                  (C) Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Participant) in escrow by the Secretary of the Company until such Restricted Shares become non-forfeitable or are forfeited or (y) shall bear an appropriate legend referencing the possibility of forfeiture of such Restricted Shares. If any Restricted Shares become non-forfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

                  (D) Performance Objectives. The performance objectives shall consist of (x) one or more business criteria and (y) a target level or levels of performance with respect to such criteria. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals.

            (ii) Awards. Awards of Common Stock may be made to Participants as a bonus or as additional compensation, as may be determined by the Committee.

5.    Granting of Stock Rights.

      Stock Rights may be granted under the Plan at any time on or after October 25, 2002 and prior to October 25, 2012. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

6.    Minimum Option Price; ISO Limitations.

      (a) Price for Non-Qualified Options, Awards and Purchases. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

      (b) Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation (a "10% Owner"), the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of
            Section 424(d) of the Code shall apply.

      (c) $100,000 Annual Limitation on ISO Vesting. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. Any Options granted in excess of such limitation are hereby designated as Non-Qualified Options.

      (d) Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean

            (i) the average (on that date) of the high and low sale prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or

            (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or

            (iii) the last reported sale price (on that date, or if no sale of shares of Common Stock was reported for such date, on the last preceding date on which such sale occurred) of the Common Stock on the OTC Bulletin Board (or any replacement thereto) , if the Common Stock is not then traded on the Nasdaq Stock Market; or

            (iv) the last reported trading price (on that date, or if no sale of shares of Common Stock was reported for such date, on the last preceding date on which such sale occurred) by an established quotation service for the over-the-counter securities market, if the Common Stock is not reported on the OTC Bulletin Board (or any replacement thereto). If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined in good faith by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

7.    Option Duration.

      Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to a 10% Owner. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 6(c).

8.    Exercise of Option.

      Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

      (a) Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

      (b) Full Vesting of Installments. Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

      (c) Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

      (d) Acceleration of Vesting. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an Participant, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 6(c) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(c).

9.    ISO: Termination of Employment.

      Unless otherwise specified in the agreement relating to such ISO, if an ISO Participant ceases to be employed by the Company and all Subsidiaries other than by reason of death or disability or as otherwise specified in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) three (3) months after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 6(c). For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such Participant's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Subsidiary to continue the employment of the Participant after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Subsidiaries, so long as the Participant continues to be an employee of the Company or any Subsidiary. Nothing in the Plan shall be deemed to give any Participant of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

10.   ISO: Death; Disability; Breach.

      (a) Death. If an ISO Participant ceases to be employed by the Company and all Subsidiaries by reason of his or her death, any ISO owned by such Participant may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) one (1) year from the date of the Participant's death.

      (b) Disability. If an ISO Participant ceases to be employed by the Company and all Subsidiaries by reason of his or her disability, such Participant shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or
            (ii) one (1) year from the date of the termination of the Participant's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

      (c) Voluntary Termination; Breach. If an ISO Participant voluntarily leaves the employ of the Company and all Subsidiaries, or ceases to be employed by the Company and all Subsidiaries by reason of a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the ISO Participant has breached his or her employment or service contract with the Company or any Subsidiary, or has been engaged in disloyalty to the Company or any Subsidiary, then, in such event, the ISO shall immediately terminate and the ISO Participant shall automatically forfeit all shares for which the Company has not yet delivered share certificates upon refund by the Company of the exercise price of such Option. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

11.   Assignability.

      No Stock Right shall be assignable or transferable by the Participant except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a Participant each Stock Right shall be exercisable only by such Participant.

12.   Terms and Conditions of Options.

      Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve ("Award Agreement"). Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Non-Qualified Options in the event of a termination of employment with the Company and Related Corporations, or end of service as a member of the Board. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.   Adjustments.

      Upon the occurrence of any of the following events, a Participant's rights with respect to Options granted to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Option:

      (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend or extraordinary cash dividend (as determined by the Committee in its discretion) on its outstanding Common Stock (including a forward or reverse stock split or repurchase or exchange) the Committee, in its discretion, may cause any or all of the following to occur, as the Committee shall determine to be appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan:
            (i) the number and type of shares of Common Stock deliverable upon the exercise of Options may be appropriately increased or decreased,
            (ii) the number and type of shares of Common Stock with respect to which Stock Rights may be granted may be appropriately increased or decreased, and (iii) appropriate adjustments may be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

      (b) Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets, consolidation, split-up, spin-off or combination involving the Company or repurchase or exchange of shares of Common Stock or other securities of the Company or other rights to purchase Shares or other securities of the Company (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either

            (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (A) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (B) shares of stock of the surviving corporation or (C) such other securities as the Successor Board deems appropriate, the fair market value of which shall approximate the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or

            (ii) upon written notice to the Participants, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or

            (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

      (c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

      (d) Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

      (e) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

      (f) Issuance of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

      (g) Fractional Shares. No fractional shares shall be issued under the Plan and the Participant shall receive from the Company cash in lieu of such fractional shares.

      (h) Adjustments. Upon the happening of any of the events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights other than Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

14.   Means of Exercising Options.

      (a) Exercise. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check,
            (b) at the discretion of the Committee, through delivery of shares of Common Stock held by the Participant for at least six months prior to the exercise of the Option having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Participant's direction at the time of exercise, or (d) at the discretion of the Committee, by any combination of (a), (b), and (c) above; provided, however, that the Committee may exercise its discretion at any time to prohibit any director or officer subject to reporting requirements under Section 16 of the Exchange Act from making payment of the purchase price of the Option pursuant to (b), (c) or (d) above. The Committee shall set forth the payment options in the Award Agreement, and the Committee may exercise its discretion with relation to any payment option requiring discretionary Committee approval at the time of exercise.

      (b) Rights as a Shareholder. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization, stock dividends and extraordinary cash dividends (as determined by the Committee in its discretion), no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued. Restricted Shares, whether held by a Participant or in escrow by the Secretary of the Company, shall confer on the Participant all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. Unless otherwise determined by the Committee at the time of a grant of Restricted Shares, any cash dividends that become payable on Restricted Shares shall be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Except as otherwise provided in an Award Agreement, any stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may provide for payment of interest on deferred cash dividends.

15.   Term and Amendment of Plan.

      This Plan was adopted by the Board on October 25, 2002, subject to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained on or prior to October 25, 2003, any Stock Rights under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on October 25, 2012 (except as to Stock Rights outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate, alter, suspend, discontinue or amend the Plan in whole or in part and in any respect at any time without the approval of the Company's stockholders, except that, (a) any amendment or alteration shall be subject to the approval of the Company's stockholders if such stockholder approval is required by federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the shares of Common Stock may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or materially impair the rights of a Participant, without such Participant's consent, under any Stock Right previously granted to such Participant.

16.   Application Of Funds.

      The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

17.   Notice to Company of Disqualifying Disposition.

      By accepting an ISO granted under the Plan, each Participant agrees to notify the Company in writing immediately after such Participant makes a disqualifying disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder ("Disqualifying Disposition")) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or (b) the date one year following the date the ISO was exercised.

18.   Withholding of Additional Income Taxes.

      Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the vesting or transfer of Restricted Shares or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes equal to (but not more than) the minimum required federal, state, local and foreign tax withholding requirements in respect of amounts that constitute compensation includable in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting or transferability of Restricted Shares or securities acquired by exercising an Option, on the Participant's making satisfactory arrangement for such withholding. Such arrangement may include payment by the Participant in cash or by check of the amount of the required withholding taxes or, at the discretion of the Committee, by the Participant's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

19.   Governmental Regulation.

      The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by Participants of Options in connection with the Plan.

20.   Governing Law.

      The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of Delaware.

21.   Notification Under Code Section 83(b).

      If the Participant, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Participant's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Participant shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of a Stock Right or at any time thereafter, prohibit a Participant from making the election described above.

                          TurboSonic Technologies, Inc.
                         550 Parkside Drive, Suite A-14
                                Waterloo, Ontario
                                 Canada N2L 5V4

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward F. Spink and Patrick J. Forde as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them, to represent and vote, as designated on the reverse side hereof, all the shares of common stock of TurboSonic Technologies, Inc. (the "Company") held of record by the undersigned on November 8, 2002, at the Annual Meeting of Stockholders to be held on Tuesday, December 10, 2002, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1, 2 and 3.

                         (To Be Signed on Reverse Side)

1.    Election of Directors:

            (INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list at right)


      FOR all Nominees         WITHHOLD AUTHORITY       NOMINEES:
                               To vote for all          Edward F. Spink
      listed at right          nominees listed          Patrick J. Forde
      (except as marked to                              Richard H. Hurd
      the contrary at right)                            Dr. Donald R. Spink, Sr.
                                                        Jonathan R. Lagarenne
                                                        Frederick G. Berlet
                                                        Sean J. McNamara
                                                        James R. Thompson
              [_]                     [_]                       [_]


2.    To approve the Company's 2003 Stock Plan.

        FOR   [_]             AGAINST [_]               ABSTAIN [_]

3. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2003.

        FOR   [_]             AGAINST [_]               ABSTAIN [_]

4.    To transact such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature, if held jointly


                                     Date:
                                          --------------------------------------


NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person